Exhibit 10.2

GRAPHON CORPORATION
2012 EQUITY INCENTIVE PLAN

NOTICE OF GRANT
AND
RESTRICTED STOCK AGREEMENT

You have been granted the number of shares of Restricted Common Stock of GraphOn Corporation (the “Company”), as set forth below (“Common Shares”), subject to the terms and conditions of the GraphOn Corporation 2012 Equity Incentive Plan (“Plan”), and this Notice of Grant and Restricted Stock Agreement including the attachments hereto (collectively, “Notice and Agreement”).  Unless otherwise defined in the Notice and Agreement, terms with initial capital letters shall have the meanings set forth in the Plan.

Participant:	Eldad Eilam

Home Address:

Soc. Sec. No:

Number of shares of Restricted Common Stock Granted:	279,100

Grant Date:	08/15/12

Period of Restriction and Release of Common Shares from Company’s Return Right (see Sections 2 and 3 of attached Agreement)
The Common Shares granted hereunder shall be “released” and shall no longer be subject to the Company’s Return Right as provided in Exhibit D.  However, notwithstanding the foregoing, in the event the Participant’s Continuous Status as an Employee, Consultant or Director is terminated by the Company without Cause (as defined in the Plan), all Common Shares granted hereunder shall be “released” to Participant and shall no longer be subject to the Company’s Return Right. For clarity, termination due to death or Disability is not considered an involuntary termination by the Company for this purpose.

By signing below, you accept this grant of Common Shares and you hereby represent that you: (i) agree to the terms and conditions of this Notice and Agreement and the Plan; (ii) have reviewed the Plan and the Notice and Agreement in their entirety, and have had an opportunity to obtain the advice of legal counsel and/or your tax advisor with respect thereto; (iii) fully understand and accept all provisions hereof; (iv) agree to accept as binding, conclusive, and final all of the Administrator’s decisions regarding, and all interpretations of, the Plan and the Notice and Agreement; and (v) agree to notify the Company upon any change in your home address indicated above.

AGREED AND ACCEPTED:

Signature:	/s/ Eldad Eilam

Print Name:	Eldad Eilam

GRAPHON CORPORATION
2012 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

1.           Grant of Restricted Stock.  The Company has granted to you the number of shares of Restricted Common Stock specified in the Notice of Grant on the preceding page (“Notice of Grant”), subject to the following terms and conditions.  In consideration of such grant, you agree to be bound by the terms and conditions hereof, and by the terms and conditions of the Plan.

2.           Period of Restriction.  During the Period of Restriction specified in the Notice of Grant, the Common Shares shall remain subject to the Company’s Return Right (defined in Section 3).  The Period of Restriction shall expire and the Company’s Return Right shall lapse as to the Common Shares granted in the amount(s) and on the date(s) specified in the Notice of Grant (each, a “Release Date”); provided, however, that no Common Shares shall be released on any Release Date if the Participant has ceased Continuous Status as an Employee, Consultant or Non-Employee Director on or prior to such date.  Any and all Common Shares subject to the Company’s Return Right at any time shall be defined in this Notice and Agreement as “Unreleased Common Shares.”

3.           Return of Restricted Stock to Company.  If Participant ceases Continuous Status as an Employee, Consultant or Non-Employee Director for any reason (a “Return Event”), the Company shall become the legal and beneficial owner of the Unreleased Common Shares and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer such Unreleased Common Shares to its own name.  The Participant shall continue to own any Common Shares subject to the terms of the Plan and this Notice and Agreement with respect to which the Participant has Continuous Status as an Employee, Consultant or Non-Employee Director through the Release Date(s) specified in the Notice of Grant for such Common Shares.

4.           Restriction on Transfer. Except for the transfer of the Common Shares to the Company or its assignees contemplated by this Notice and Agreement, none of the Common Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until the Release Date for such Common Shares set forth in this Notice and Agreement. In addition, as a condition to any transfer of the Common Shares after such Release Date, the Company may, in its discretion, require: (i) that the Common Shares shall have been duly listed upon any national securities exchange or automated quotation system on which the Company's Common Stock may then be listed or quoted; (ii) that either (a) a registration statement under the Securities Act of 1933, as amended (“Securities Act”) with respect to the Common Shares shall be effective, or (b) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under the Securities Act and the Participant shall have entered into agreements with the Company as reasonably required; and (iii) fulfillment of any other requirements deemed necessary by counsel for the Company to comply with Applicable Law.

5.           Retention of Common Shares.  To ensure the availability for delivery of the Participant’s Unreleased Common Shares upon their return to the Company pursuant to this Notice and Agreement, the Company shall retain possession of the share certificates representing the Unreleased Common Shares, together with a stock assignment duly endorsed in blank, attached hereto as Exhibit A.  The Company shall hold the Unreleased Common Shares and related stock assignment until the Release Date for such Common Shares. In addition, the Company may require the spouse of Participant, if any, to execute and deliver to the Company the Consent of Spouse in the form attached hereto as Exhibit B.  When a Return Event or Release Date occurs, the Company shall promptly deliver the certificate for the applicable Common Shares to the Company or to the Participant, as the case may be.

6.           Stockholder Rights.  Subject to the terms hereof, the Participant shall have all the rights of a stockholder with respect to the Common Shares while they are retained by the Company pursuant to Section 5, including without limitation, the right to vote the Common Shares and to receive any cash dividends declared thereon. If, from time to time prior to the Release Date, there is (i) any stock dividend, stock split or other change in the Common Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Participant shall be entitled by reason of the Participant’s ownership of the Common Shares shall be immediately subject to the terms of this Notice and Agreement and included thereafter as “Common Shares” for purposes of this Notice and Agreement.

7.           Legends.  The share certificate evidencing the Common Shares, if any, issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND OBLIGATIONS TO RETURN TO THE COMPANY, AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE HOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

8.           U.S. Tax Consequences.  The Participant has reviewed with the Participant’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Notice and Agreement.  The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its employees or agents. The Participant understands that for U.S. taxpayers, Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income the difference between the purchase price for the Common Shares, if any, and the fair market value of the Common Shares as of the date any restrictions on the Common Shares lapse. In this context, “restriction” includes the right of the Company to the return of the Common Shares upon a Return Event. The Participant understands that if he/she is a U.S. taxpayer, the Participant may elect to be taxed at the time the Common Shares are awarded as Restricted Stock rather than when and as the Return Right expires by filing an election under Section 83(b) of the Code with the IRS within 30 days from the date of acquisition. The form for making this election is attached as Exhibit C hereto.  The Participant understands that the Company and its Subsidiaries shall have the right to require, prior to the release of Common Shares awarded hereunder, payment by Participant of any Federal, state, local or other taxes which may be required to be withheld or paid to the applicable tax authorities, as provided in the Plan.

THE PARTICIPANT ACKNOWLEDGES THAT IT IS THE PARTICIPANT'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), IF APPLICABLE, EVEN IF THE PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PARTICIPANT'S BEHALF.

9.           General.

(a)         This Notice and Agreement shall be governed by and construed under the laws of the State of Delaware.  The Notice and Agreement and the Plan, which is incorporated herein by reference, represents the entire agreement between the parties with respect to the shares of Restricted Common Stock granted to the Participant.  In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Notice and Agreement, the terms and conditions of the Plan shall prevail.

(b)         Any notice, demand or request required or permitted to be delivered by either the Company or the Participant pursuant to the terms of this Notice and Agreement shall be in writing and shall be deemed given when delivered personally, deposited with a reputable courier service, or deposited in the U.S. Mail, First Class with postage prepaid, and addressed to the parties at the addresses set forth in the Notice of Grant, or such other address as a party may request by notifying the other in writing.

(c)         The rights of the Company under this Notice and Agreement and the Plan shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Participant under this Notice and Agreement may only be assigned with the prior written consent of the Company.

(d)         The Participant agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Notice and Agreement.

(e)         PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE RELEASE OF COMMON SHARES PURSUANT TO THIS AGREEMENT SHALL BE EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE, CONSULTANT OR NON-EMPLOYEE DIRECTOR, AND NOT THROUGH THE ACT OF BEING HIRED, APPOINTED OR OBTAINING COMMON SHARES HEREUNDER.

#####

EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto _______________________________________(__________) Common Shares of GraphOn Corporation standing in my name of the books of said corporation represented by Certificate No. ________ herewith and do hereby irrevocably constitute and appoint _____________________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Notice of Grant and the Restricted Stock Agreement between GraphOn Corporation and the undersigned dated_____________, 20__.

Dated: _______________, 20___

Signature: /s/ Eldad Eilam

Print Name: Eldad Eilam

INSTRUCTIONS:

Please DO NOT fill in any blanks other than the signature lines.
The purpose of this assignment is to enable the Company to receive the return of the Common Shares as set forth in the Notice and Agreement, without requiring additional signatures on the part of the Participant.

EXHIBIT B

CONSENT OF SPOUSE

I, __Hodaya Eilam______________, spouse of __Eldad Eilam_______________, have read and approve the foregoing Notice of Grant and Restricted Stock Agreement (the “Notice and Agreement”). In consideration of the Company's grant to my spouse of the Common Shares of GraphOn Corporation as set forth in the Notice and Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Notice and Agreement and agree to be bound by the provisions of the Notice and Agreement insofar as I may have any rights in said Notice and Agreement or any Common Shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state or country of our residence as of the date of the signing of the foregoing Notice and Agreement.

Dated: September 15, 2012

/s/ Hodaya Eilam
Signature of Spouse

Print Name: Hodaya Eilam

EXHIBIT C

ELECTION UNDER SECTION 83(b)
OF THE U.S. INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with his or her receipt of the property described below:

1.        The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

Name:
Spouse:
Taxpayer I.D. No.:
Address:

Tax Year:

2.      The property with respect to which the election is made is described as follows:  shares of the common stock (“Common Shares”) of GraphOn Corporation (the "Company").

3.      The date on which the property was transferred is  .

4.      The property is subject to the following restrictions:

The Common Shares are required to be returned to the Company in the event that the undersigned ceases to perform services for the Company through certain dates specified in the Notice of Grant and Restricted Stock Agreement between me and the Company dated as of August 15, 2012. This right lapses with regard to a portion of the Common Shares based on my Continued Status as an Employee, Consultant  or Non-Employee Director over time.

5.      The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:   .

6.      The amount (if any) paid for such property is: none.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.  The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: ___, 2012
Signature of Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated: ___, 2012
Spouse of Taxpayer

EXHIBIT D
VESTING SCHEDULE

Month	Release Date	Shares Released	Cumulative Shares Released	Shares Subject to Company’s Return Right
1	09/15/12	—	—	279,100
2	10/15/12	—	—	279,100
3	11/15/12	—	—	279,100
4	12/15/12	8,457	8,457	270,643
5	01/15/13	8,457	16,914	262,186
6	02/15/13	8,457	25,371	253,729
7	03/15/13	8,457	33,828	245,272
8	04/15/13	8,457	42,285	236,815
9	05/15/13	8,457	50,742	228,358
10	06/15/13	8,457	59,199	219,901
11	07/15/13	8,457	67,656	211,444
12	08/15/13	8,457	76,113	202,987
13	09/15/13	8,457	84,570	194,530
14	10/15/13	8,457	93,027	186,073
15	11/15/13	8,457	101,484	177,616
16	12/15/13	8,457	109,941	169,159
17	01/15/14	8,457	118,398	160,702
18	02/15/14	8,457	126,855	152,245
19	03/15/14	8,457	135,312	143,788
20	04/15/14	8,457	143,769	135,331
21	05/15/14	8,457	152,226	126,874
22	06/15/14	8,457	160,683	118,417
23	07/15/14	8,457	169,140	109,960
24	08/15/14	8,457	177,597	101,503
25	09/15/14	8,457	186,054	93,046
26	10/15/14	8,457	194,511	84,589
27	11/15/14	8,457	202,968	76,132
28	12/15/14	8,457	211,425	67,675
29	01/15/15	8,457	219,882	59,218
30	02/15/15	8,457	228,339	50,761
31	03/15/15	8,457	236,796	42,304
32	04/15/15	8,457	245,253	33,847
33	05/15/15	8,457	253,710	25,390
34	06/15/15	8,457	262,167	16,933
35	07/15/15	8,457	270,624	8,476
36	08/15/15	8,476	279,100	—
		279,100